UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2006
THE SHERWIN-WILLIAMS COMPANY
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Prospect Avenue, N.W., Cleveland, Ohio 44115
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (216) 566-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On February 22, 2006, the Board of Directors of The Sherwin-Williams Company approved the following actions of the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors with regard to the compensation of the executive officers who are expected to be named in the Summary Compensation Table of Sherwin-Williams’ 2006 Proxy Statement:
     2006 Base Salary Increases. The Compensation Committee approved increases to the base salaries of the named executive officers effective upon each officer’s 2006 annual review date. The base salaries of the named executive officers for 2006 are as follows: C.M. Connor, Chairman, President and Chief Executive Officer ($1,116,648); S.P. Hennessy, Senior Vice President — Finance and Chief Financial Officer ($475,748); J.G. Morikis, President, Paint Stores Group ($448,526); L.E. Stellato, Vice President, General Counsel and Secretary ($384,514); and Conway G. Ivy, Senior Vice President — Corporate Planning and Development ($352,404).
     Annual Incentive Compensation Earned in 2005. The Compensation Committee approved annual cash bonus awards earned during 2005 and paid in 2006 for the named executive officers under The Sherwin-Williams Company Management Incentive Plan. The Management Incentive Plan is part of The Sherwin-Williams Company Management Compensation Program. A copy of the Management Compensation Program previously was filed as Exhibit 10 to Sherwin-Williams’ Current Report on Form 8-K, dated October 21, 2005, and is incorporated herein by reference. The bonus awards were earned based upon the achievement of performance goals established early in 2005, which were reviewed and approved by the Compensation Committee. The amounts of the bonus awards are as follows: Mr. Connor ($1,505,000); Mr. Hennessy ($519,000); Mr. Morikis ($388,000); Mr. Stellato ($345,000); and Mr. Ivy ($305,000).
     Annual Incentive Compensation to Be Earned in 2006. The Compensation Committee approved the following minimum, target and maximum cash bonus award levels, as a percent of salary, for the named executive officers for 2006 under the Management Incentive Plan based upon each such executive officer achieving 75%, 100% and 125%, respectively, of their individual performance goals.

	Incentive Award as a Percentage of Base Salary
Named Executive Officer	Minimum	Target	Maximum
C.M. Connor	40	95	165
S.P. Hennessy	40	75	135
J.G. Morikis	40	75	135
L.E. Stellato	30	60	95
C.G. Ivy	30	60	95
     The Compensation Committee also approved a threshold company earnings goal and individual performance goals for the named executive officers under the Management Incentive Plan for 2006. Individual performance goals for Messrs. Connor and Hennessy relate to consolidated net sales, diluted earnings per share, after tax return on shareholders’ equity, free cash flow, working capital as a percent of sales and earnings before interest, taxes, depreciation and amortization. Mr.

Morikis has individual performance goals related to sales, profit, return on sales, return on net assets employed, and new store openings. Mr. Stellato’s individual performance goals relate to consolidated net sales, diluted earnings per share, budget achievement and various legal matters. Mr. Ivy’s individual performance goals relate to consolidated net sales, diluted earnings per share, business development transition matters and acquisition analysis and planning.
     Grant of Restricted Stock. The Compensation Committee approved the grant of the following number of shares of restricted stock to the named executive officers under The Sherwin-Williams Company 2003 Stock Plan: Mr. Connor (59,000); Mr. Hennessy (15,000); Mr. Morikis (13,700); Mr. Stellato (6,000); and Mr. Ivy (6,000). The shares of restricted stock vest over a four-year period. The number of shares of restricted stock that will actually vest at the end of the four-year period will range from 0% to 100% based upon Sherwin-Williams’ achievement of specified performance goals relating to average return on average equity and cumulative earnings before interest, taxes, depreciation and amortization over the four-year period.
     The grant of restricted stock was made pursuant to the terms of the 2003 Stock Plan and the terms of a Restricted Stock Grant document. A copy of the 2003 Stock Plan previously was filed as Exhibit 10(a) to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 and is incorporated herein by reference. A copy of the Form of Restricted Stock Grant document previously was filed as Exhibit 10(a) to Sherwin-Williams’ Current Report on Form 8-K, dated February 2, 2005, and is incorporated herein by reference.
     Other Compensation Information. Sherwin-Williams will provide additional information regarding the compensation paid to the named executive officers for the 2005 fiscal year in Sherwin-Williams’ proxy statement for the 2006 Annual Meeting of Shareholders, which is expected to be filed with the SEC in March 2006.

Item 9.01	Financial Statements and Exhibits.
(c)      Exhibits. The following exhibits are filed with this Report.

Exhibit No.	Exhibit Description
10(a)	The Sherwin-Williams Company Management Compensation Program filed as Exhibit 10 to Sherwin-Williams’ Current Report on Form 8-K dated October 21, 2005, and incorporated herein by reference.

10(b)	The Sherwin-Williams Company 2003 Stock Plan, dated January 1, 2003, filed as Exhibit 10(a) to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002, and incorporated herein by reference.

10(c)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2003 Stock Plan filed as Exhibit 10(a) to Sherwin-Williams’ Current Report on Form 8-K dated February 2, 2005, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
February 24, 2006	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10(a)	The Sherwin-Williams Company Management Compensation Program filed as Exhibit 10 to Sherwin-Williams’ Current Report on Form 8-K dated October 21, 2005, and incorporated herein by reference.

10(b)	The Sherwin-Williams Company 2003 Stock Plan, dated January 1, 2003, filed as Exhibit 10(a) to Sherwin-Williams’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002, and incorporated herein by reference.

10(c)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2003 Stock Plan filed as Exhibit 10(a) to Sherwin-Williams’ Current Report on Form 8-K dated February 2, 2005, and incorporated herein by reference.

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